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                                                                   EXHIBIT 10.10

                                                                       EXECUTION

                             CONSULTING AGREEMENT
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          THIS AGREEMENT is entered into as of June 13, 2000, by and between
William M. McCormick ("Consultant") and Southwestern Life Holdings, Inc., a
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Delaware corporation (the "Company").  The Company and Consultant are sometimes
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collectively referred to herein as the "Parties" and individually as a "Party".
                                        -------                         -----

          In consideration of the mutual covenants and agreements set forth herein, the Parties agree as follows:

1.        Consulting Services.  The Company hereby engages Consultant as an
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     independent contractor, and not as an employee, to render consulting services to the Company as hereinafter provided, and Consultant hereby accepts such engagement, for a period commencing on the date hereof and terminating on the first anniversary of the date hereof (the "Consulting
                                                                   ----------
     Period").  Consultant shall not have any authority to bind or act on behalf
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     of the Company.  During the Consulting Period, Consultant shall render such consulting services to the Company in connection with the Company's business as the Company from time to time requests.

2.        Compensation; Reimbursement. In consideration of Consultant's
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     consulting services set forth in Section 1 above, the Company shall issue
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     and grant to Consultant, and Consultant will receive 24,000 shares of the
     Company's common stock, par value $0.01 per share (the "Common Stock").
                                                             ------------
     Consultant shall not be entitled any fringe benefits or perquisites from the Company. The Company shall reimburse Consultant for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's policies in effect from time to time with respect to travel, entertainment and other business expenses, subject to the Company's requirements with respect to reporting and documentation of such expenses.

3.        Confidential Information.  Consultant acknowledges that the
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     information, observations and data relating to the business of the Company and its subsidiaries which Consultant has obtained as an employee, officer, director and stockholder of the Company and its subsidiaries or shall obtain during the course of his association with the Company and its subsidiaries and his performance under this Agreement are the property of the Company and its subsidiaries. Consultant agrees that he shall not use for his own purposes or disclose to any third party any of such information, observations or data without the prior written consent of the Board of Directors of the Company (the "Board"), unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Consultant's acts or omissions. Consultant shall deliver to the Company at the end of the Consulting Period, or at any other time the Company may request,
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     all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documentation (and copies thereof) relating to the business of the Company and its subsidiaries which Consultant may then possess or have under his control.

4.        Inventions and Patents.  Consultant acknowledges that all inventions,
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     innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether patentable or not) which relate to the actual or anticipated business, research and development or existing or future products or services of the Company and its subsidiaries and which are conceived, developed or made by him during the Consulting Period ("Work Product") belong to the Company.
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     Consultant shall promptly disclose such Work Product to the Company and perform all actions reasonably requested by the Company (whether during or after the Consulting Period) to establish and confirm such ownership (including, without limitation, assignments, powers of attorney and other instruments).

5.        Tax Returns.  Consultant shall file all tax returns and reports
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     required to be filed by him on the basis that Consultant is an independent contractor, rather than an employee, as defined in Treasury Regulation
     (S)31.3121(d)-1(c)(2), and Consultant shall indemnify the Company for the amount of any employment taxes paid by the Company as the result of Consultant not withholding employment taxes from the Consulting Payment.

6.        Successors and Assigns. This Agreement shall be binding upon and
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     inure to the benefit of the Company and its affiliates, successors and assigns and shall be binding upon and inure to the benefit of Consultant and his legal representatives and assigns; provided that in no event shall Consultant's obligations to perform future services for the Company be delegated or transferred by Consultant without the prior written consent of the Company (which consent may be withheld in its sole discretion). The Company may assign or transfer its rights hereunder to any of its affiliates or to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of the Company.

7.        Modification of Waiver. No amendment, modification or waiver of this
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     Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against who enforcement of such amendment, modification or waiver is sought. No course of dealing between the Parties to this Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Agreement. No delay on the part of the Company or Consultant in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by the Company or Consultant of any such right or remedy shall preclude other or further exercises thereof. A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

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8.        Governing Law.  All issues and questions concerning the construction,
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     validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

9.        Severability. Whenever possible each provision and term of this
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     Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

10.       No Strict Construction. The language used in this Agreement shall be
          ----------------------
     deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Party.

11.       Consultant's Representations. Consultant represents and warrants to
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     the Company that (i) his execution, delivery and performance of this
     Agreement does not and shall not conflict with, or result in the breach of or violation of, any other agreement, instrument, order, judgment or decree to which he is a party or by which he is bound, (ii) he is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity, (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of his, enforceable in accordance with its terms, (iv) the Common Stock to be acquired by Consultant pursuant to this Agreement shall be acquired for his own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws, and the Common Stock shall not be disposed of in contravention of the 1933 Act or any applicable state securities laws, (v) Consultant is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Common Stock, and (vi) Consultant is able to bear the economic risk of its investment in the Common Stock for an indefinite period of time because the Common Stock have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

12.       Notice.  Any notice required or permitted hereunder shall be given in
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     writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office mail, postage prepaid, addressed to the other Party hereto at his or its address shown below:

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          If to the Company:
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          Southwestern Life Holdings, Inc.
          717 North Harwood Street
          Dallas, Texas 75201

          If to Consultant:
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          William M. McCormick
          660 Steamboat Road
          Greenwich, Connecticut 06830


or at such other address as such Party may designate by ten days advance written notice to the other Party.

13.       Captions. The captions used in this Agreement are for convenience of
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     reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

14.       Counterparts. This Agreement may be executed in counterparts, any one
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     of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument.

                                 *   *   *   *

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                      SOUTHWESTERN LIFE HOLDINGS, INC.

                                      By:  /s/ Steve R. Johnson
                                          ______________________________________


                                      Its: President and Chief Operating Officer
                                           _____________________________________




                                       /s/ William M McCormick
                                      __________________________________________
                                      William M. McCormick

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